UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2007

Legg Mason Partners International All Cap Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners International All Cap Opportunity Fund

Semi-Annual Report  •  April 30, 2007

What’s

Inside

Fund Objective

The Fund seeks total return on its assets from growth of capital and income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. After treading water during the first half of 2006, U.S. stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as

Legg Mason Partners International All Cap Opportunity Fund         I

stock markets around the world also declined. After a modest increase in March 2007, U.S. stock prices rallied sharply in April, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 8.60% during the six months ended April 30, 2007.

International equities also generated positive results during the reporting period and handily outperformed their U.S. counterparts. During the six-month period ended April 30, 2007, the MSCI EAFE Indexv returned 15.46%. Similarly to the U.S. equity markets, international equities experienced periods of volatility. However, they rallied throughout much of the period due to positive economic news, solid corporate profits and a very active merger and acquisition environment.

Subadviser, Investment Strategy and Benchmark Changes

The Board and shareholders of the Fund approved Brandywine Global Investment Management, LLC (“Brandywine”) as the new subadviser for the Fund effective December 28, 2006. Prior to December 28, 2006, ClearBridge Advisors, LLC (“ClearBridge”) was the Fund’s subadviser. Both Brandywine and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Brandywine was incorporated in 1986 and was acquired by Legg Mason in 1998. Brandywine offers an array of equity, fixed income and balanced portfolios that invest in U.S., international and global markets. Brandywine changed its current name in May 2006 to better reflect its growing presence in international markets, primarily in Europe, Asia, the Middle East and South Africa. Brandywine’s offices are located at 2929 Arch Street, 8th floor, Philadelphia, Pennsylvania 19104.

The Fund is managed by a team of portfolio managers led by Paul D. Ehrlichman, Sean M. Bogda and Safa R. Muhtaseb, CFA. Mr. Ehrlichman is Managing Director and a member of Brandywine’s Executive Committee. He serves as the Chief Investment Officer and Portfolio Manager for the Global and International Value Equity products and contributes his knowledge and understanding of foreign markets and companies to support the research efforts for International and Global Fixed

II         Legg Mason Partners International All Cap Opportunity Fund

Income products. Mr. Ehrlichman has over 22 years of investment experience including the last 17 years with Brandywine. Mr. Bogda is a portfolio manager and securities analyst on the Global and International Equity team. As a member of this team, he contributes knowledge and experience in research of investments across countries and sectors, while contributing insights and stock recommendations for equity portfolios managed by Brandywine. As a member of the team, Mr. Bogda is responsible for covering the Energy, Commercial Services, and Consumer Discretionary Media sectors. He has been a member of Brandywine for 13 years.

Mr. Muhtaseb is a portfolio manager with the Global and International Value Equity Team. As a member of this team, he contributes knowledge and experience in research of investments across countries and sectors, while contributing insights and stock recommendations for equity portfolios managed by Brandywine. He joined the firm in September 2004 and has 21 years of industry experience. He is a Certified Financial Analyst.

The new subadviser is managing the Fund according to the following investment policies and strategies. The Fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities (including up to 10% of the value of its net assets in below investment grade securities, commonly known as “junk bonds”).

In connection with the strategy changes outlined above, the Fund’s primary benchmark changed from the MSCI EAFE Growth Indexvi to the MSCI EAFE Index. The benchmark was changed because the portfolio manager believes that the MSCI EAFE Index universe and fundamental characteristics better reflect the composition of the Fund’s portfolio and investment strategies.

Legg Mason Partners International All Cap Opportunity Fund         III

Performance Review

For the six months ended April 30, 2007, Class A shares of Legg Mason Partners International All Cap Opportunity Fund, excluding sales charges, returned 11.53%. These shares underperformed the Lipper International Multi-Cap Growth Funds Category Average1 which increased 14.93% over the same time frame. The Fund’s unmanaged benchmark, the MSCI EAFE Index returned 15.46% for the same period. In comparison, the Fund’s former unmanaged benchmark, the MSCI EAFE Growth Index, returned 15.81%, for the same period.

Performance Snapshot as of April 30, 2007 (excluding sales charges) (unaudited)

Six Months

International All Cap Opportunity Fund — Class A Shares	11.53%

MSCI EAFE Index	15.46%

MSCI EAFE Growth Index	15.81%

Lipper International Multi-Cap Growth Funds Category Average[1]	14.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/Investor Services.
Excluding sales charges, Class B shares returned 11.05% and Class C shares returned 11.03% over the six months ended April 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance information for Class I shares is not provided as those shares commenced operations on December 29, 2006.
Total Annual Operating Expenses
As of the Fund’s most current prospectus dated April 16, 2007, the gross operating expenses for Class A, Class B, and Class C shares were 1.36%, 2.21%, and 2.24%, respectively.
[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 208 funds in the Fund’s Lipper category, and excluding sales charges.

IV         Legg Mason Partners International All Cap Opportunity Fund

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason recommended a number of governance and investment-related proposals to streamline and restructure the funds. The Board of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007.

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Prior to December 28, 2006, the Fund was known as Legg Mason Partners International All Cap Growth Fund. Prior to April 7, 2006, the Fund was known as Smith Barney International All Cap Growth Portfolio.

Legg Mason Partners International All Cap Opportunity Fund         V

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 4, 2007

VI         Legg Mason Partners International All Cap Opportunity Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks. .

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

vi

The MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of the leading growth stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan and Singapore.)

Legg Mason Partners International All Cap Opportunity Fund         VII

Fund at a Glance (unaudited)

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	11.53%	$1,000.00	$1,115.30	1.32%	$6.92

Class B	11.05	1,000.00	1,110.50	2.21	11.56

Class C	11.03	1,000.00	1,110.30	2.20	11.51

Class I(5)	4.54	1,000.00	1,045.40	0.89	3.07

(1)	For the six months ended April 30, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	For the period December 29, 2006 (commencement of operations) to April 30, 2007.

2         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,018.25	1.32%	$6.61

Class B	5.00	1,000.00	1,013.84	2.21	11.04

Class C	5.00	1,000.00	1,013.88	2.20	10.99

Class I(4)	5.00	1,000.00	1,013.85	0.89	3.02

(1)	For the six months ended April 30, 2007, unless otherwise noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period December 29, 2006 (commencement of operations) to April 30, 2007.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         3

Schedule of Investments (April 30, 2007) (unaudited)

LEGG MASON PARTNERS INTERNATIONAL ALL CAP OPPORTUNITY FUND

Shares	Security	Value

COMMON STOCKS — 95.1%
Canada — 4.2%
125,100	Agrium Inc.	$4,845,123
144,700	Barrick Gold Corp.	4,067,517
804,900	Bombardier Inc.*	3,323,448
180,700	Nortel Networks Corp.*	4,134,416

	Total Canada	16,370,504

Cayman Islands — 0.7%
110,300	Silicon Motion Technology Corp., ADR*	2,675,878

Finland — 2.3%
201,200	Nokia Oyj	5,091,471
155,900	UPM-Kymmene Oyj	3,843,780

	Total Finland	8,935,251

France — 13.3%
207,500	Alcatel SA	2,750,993
135,600	Axa	6,204,398
36,500	Compagnie Generale des Etablissements Michelin, Class B Shares	4,637,476
91,900	European Aeronautic Defence & Space Co.	2,947,210
166,500	France Telecom SA	4,858,690
110,100	Generale de Sante	4,812,865
62,200	Sanofi-Aventis	5,717,501
69,200	Technip SA	5,112,199
104,604	Total SA	7,731,000
35,700	Valeo SA	2,042,239
127,500	Vivendi Universal SA	5,260,629

	Total France	52,075,200

Germany — 11.3%
128,200	Bayerische Motoren Werke AG	7,924,612
202,000	Deutsche Telekom AG	3,685,177
323,200	Infineon Technologies AG*	5,045,059
53,800	Linde AG	6,038,392
230,000	MLP AG	5,697,078
41,000	MTU Aero Engines Holding AG	2,382,429
85,200	Rhoen-Klinikum AG	5,128,756
67,000	Siemens AG	8,099,406

	Total Germany	44,000,909

Hong Kong — 2.9%
874,000	Cheung Kong Holdings Ltd.	11,349,300

Ireland — 1.4%
119,000	Ryanair Holdings PLC, ADR*	5,553,730

Italy — 1.7%
1,251,900	Telecom Italia SpA	3,762,704
290,600	UniCredito Italiano SpA	2,981,773

	Total Italy	6,744,477

See Notes to Financial Statements.

4         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

Japan — 14.1%
80,100	Asatsu-DK Inc.	$2,558,905
610	Central Japan Railway Co.	6,709,121
377,700	Kajima Corp.	1,862,751
105,200	Konami Corp.	2,779,479
164,400	Millea Holdings Inc.	6,089,877
460	Mitsubishi UFJ Financial Group Inc.	4,810,946
315,000	Mitsubishi UFJ Securities Co., Ltd.	3,314,001
1,619,000	Mizuho Investors Securities Co. Ltd.	3,374,714
925,000	Nipponkoa Insurance Co., Ltd.	7,718,714
460	Obic Co., Ltd.	85,355
77,000	Secom Co., Ltd.	3,486,263
147,700	Sony Corp.	7,870,159
608,000	Tokyu Corp.	4,407,667

	Total Japan	55,067,952

Netherlands — 7.8%
249,600	Aegon NV	5,131,749
102,600	CSM	3,935,015
194,300	Koninklijke Philips Electronics NV	7,954,126
98,000	Royal Dutch Shell PLC, Class A Shares	3,431,161
85,400	Tele Atlas NV*	1,767,617
310,000	Vedior NV, CVA	8,224,890

	Total Netherlands	30,444,558

Switzerland — 8.2%
314,700	Clariant AG	5,183,792
66,100	Compagnie Financiere Richemont AG	3,989,518
105,700	Credit Suisse Group	8,315,795
52,800	Lonza Group AG, Registered Shares	5,143,677
23,302	Nestle SA	9,242,462

	Total Switzerland	31,875,244

Taiwan — 1.7%
303,100	Siliconware Precision Industries Co., ADR	2,940,070
1,138,700	United Microelectronics Corp., ADR	3,734,936

	Total Taiwan	6,675,006

Thailand — 0.4%
454,800	Bangkok Bank Public Co., Ltd., NVDR	1,431,422

United Kingdom — 25.1%
181,400	Admiral Group PLC	3,840,432
86,800	Amdocs Ltd.*	3,189,900
73,500	Anglo American PLC	3,890,500
475,800	Barclays PLC	6,853,264
428,600	BP PLC	4,816,480
597,200	Brit Insurance Holdings PLC	4,216,687
665,600	British Sky Broadcasting Group PLC	7,623,873
475,900	Diageo PLC	10,038,466

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

United Kingdom — 25.1% (continued)
289,600	GlaxoSmithKline PLC	$8,380,640
877,600	International Power PLC	7,668,918
466,700	Kingfisher PLC	2,522,629
210,200	Northern Rock PLC	4,498,295
860,200	Royal & Sun Alliance Insurance Group PLC	2,847,089
261,400	Royal Bank of Scotland Group PLC	10,004,928
2,041,200	Signet Group PLC	5,024,249
292,300	Trinity Mirror PLC	3,111,181
3,255,862	Vodafone Group PLC	9,269,733

	Total United Kingdom	97,797,264

	TOTAL COMMON STOCKS (Cost — $347,292,633)	370,996,695

PREFERRED STOCKS — 1.9%
Germany — 1.9%
46,100	Henkel KGaA (Cost — $6,918,890)	7,267,993

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $354,211,523)	378,264,688

Face Amount
SHORT-TERM INVESTMENT — 2.5%
Repurchase Agreement — 2.5%
$9,850,000	State Street Bank & Trust Co., dated 4/30/07, 4.670% due 5/1/07; Proceeds at maturity — $9,851,278; (Fully collateralized by U.S. Treasury Bonds, 7.250% due 8/15/22; Market value - $10,052,596) (Cost — $9,850,000)	9,850,000

	TOTAL INVESTMENTS — 99.5% (Cost — $364,061,523#)	388,114,688
	Other Assets in Excess of Liabilities — 0.5%	1,876,123

	TOTAL NET ASSETS — 100.0%	$389,990,811

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)
NVDR	— Non-Voting Depositary Receipt

See Notes to Financial Statements.

6         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Summary of Investments by Sector† (unaudited)

Financials	25.4%
Consumer Discretionary	16.1
Industrials	12.1
Materials	8.5
Information Technology	8.4
Consumer Staples	7.9
Health Care	6.2
Telecommunication Services	5.6
Energy	5.4
Utilities	1.9
Short-Term Investment	2.5

100%

†	As a percentage of total investments, Please note that the Fund holdings are as of April 30, 2007 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         7

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $364,061,523)	$388,114,688
Foreign currency, at value (Cost — $398,791)	399,999
Cash	96
Dividends and interest receivable	1,606,259
Receivable for Fund shares sold	474,591
Receivable for securities sold	208,491
Prepaid expenses	34,750

Total Assets	390,838,874

LIABILITIES:
Investment management fee payable	272,132
Payable for Fund shares repurchased	259,090
Transfer agent fees payable	119,140
Distribution fees payable	97,844
Directors’/Trustees’ fees payable	2,142
Accrued expenses	97,715

Total Liabilities	848,063

Total Net Assets	$389,990,811

NET ASSETS:
Par value (Note 6)	$263
Paid-in capital in excess of par value	254,244,505
Overdistributed net investment income	(1,125,526)
Accumulated net realized gain on investments and foreign currency transactions	112,803,341
Net unrealized appreciation on investments and foreign currencies	24,068,228	(1)

Total Net Assets	$389,990,811

Shares Outstanding:
Class A	9,498,116

Class B	1,500,280

Class C	4,582,827

Class I	10,714,526

Net Asset Value:
Class A (and redemption price)	$15.18

Class B(2)	$13.97

Class C(2)	$13.53

Class I	$15.19

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)(3)	$16.11

(1)	Net of deferred foreign capital gains tax of $7,307.
(2)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
(3)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

8         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$3,617,860
Interest	344,163
Less: Foreign taxes withheld	(266,951)

Total Investment Income	3,695,072

EXPENSES:
Investment management fee (Note 2)	1,289,500
Distribution fees (Notes 2 and 4)	576,572
Transfer agent fees (Note 4)	153,733
Custody fees	35,618
Shareholder reports (Note 4)	35,237
Legal fees	35,183
Directors’/Trustees’ fees	29,718
Registration fees	28,283
Restructuring and reorganization fees (Note 10)	24,421
Audit and tax	13,832
Insurance	2,026
Miscellaneous expenses	10,154

Total Expenses	2,234,277
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(6,947)

Net Expenses	2,227,330

Net Investment Income	1,467,742

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	112,830,940
Foreign currency transactions	(27,587)

Net Realized Gain	112,803,353

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(83,131,729)†
Foreign currencies	14,274

Change in Net Unrealized Appreciation/Depreciation	(83,117,455)

Net Gain on Investments and Foreign Currency Transactions	29,685,898

Increase in Net Assets From Operations	$31,153,640

†Net of change in deferred foreign capital gains tax of $7,307.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         9

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited) and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$1,467,742	$462,240
Net realized gain	112,803,353	15,996,369
Change in net unrealized appreciation/depreciation	(83,117,455)	28,722,641

Increase in Net Assets From Operations	31,153,640	45,181,250

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,370,034)	(2,284,589)
Net realized gains	(15,994,636)	(33,761,173)

Decrease in Net Assets From Distributions to Shareholders	(18,364,670)	(36,045,762)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	180,433,312	29,242,675
Reinvestment of distributions	17,389,822	33,934,498
Cost of shares repurchased	(33,624,261)	(61,744,947)

Increase in Net Assets From Fund Share Transactions	164,198,873	1,432,226

Increase in Net Assets	176,987,843	10,567,714
NET ASSETS:
Beginning of period	213,002,968	202,435,254

End of period*	$389,990,811	$213,002,968

* Includes overdistributed net investment income of:	$(1,125,526)	$(223,234)

See Notes to Financial Statements.

10         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006†	2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$14.84		$14.31	$13.15	$11.58	$9.79	$11.82

Income (Loss) From Operations:
Net investment income	0.06		0.08	0.07	0.04	0.08	0.01
Net realized and unrealized gain (loss)	1.56		3.00	2.04	1.62	1.71	(2.04)

Total Income (Loss) From Operations	1.62		3.08	2.11	1.66	1.79	(2.03)

Less Distributions From:
Net investment income	(0.20)		(0.18)	(0.03)	(0.09)	—	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—	—

Total Distributions	(1.28)		(2.55)	(0.95)	(0.09)	—	—

Net Asset Value, End of Period	$15.18		$14.84	$14.31	$13.15	$11.58	$9.79

Total Return(3)	11.53%		24.75%	16.64%	14.40%	18.28%	(17.17)%

Net Assets, End of Period (000s)	$144,221		$133,978	$126,778	$124,740	$124,187	$124,160

Ratios to Average Net Assets:
Gross expenses	1.35	%(4)(5)	1.38%	1.39%	1.36%	1.30%	1.37%
Net expenses	1.34	(4)(5)(6)	1.36 (6)	1.39	1.31 (6)	1.30	1.37
Net investment income	0.82	(4)	0.55	0.54	0.33	0.81	0.06

Portfolio Turnover Rate	99%		8%	14%	22%	47%	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.32% and 1.32%, respectively (Note 10).

(6)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 27, 2007.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         11

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2007(2)		2006†	2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$13.70		$13.39	$12.43	$10.97	$9.35	$11.38

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		(0.04)	(0.04)	(0.06)	0.00 (3)	(0.08)
Net realized and unrealized gain (loss)	1.44		2.79	1.92	1.54	1.62	(1.95)

Total Income (Loss) From Operations	1.43		2.75	1.88	1.48	1.62	(2.03)

Less Distributions From:
Net investment income	(0.08)		(0.07)	—	(0.02)	—	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—	—

Total Distributions	(1.16)		(2.44)	(0.92)	(0.02)	—	—

Net Asset Value, End of Period	$13.97		$13.70	$13.39	$12.43	$10.97	$9.35

Total Return(4)	11.05%		23.72%	15.64%	13.46%	17.33%	(17.84)%

Net Assets, End of Period (000s)	$20,958		$21,429	$22,560	$26,168	$36,988	$46,919

Ratios to Average Net Assets:
Gross expenses	2.24	%(5)(6)	2.23%	2.22%	2.18%	2.04%	2.17%
Net expenses	2.23	(5)(6)(7)	2.22 (7)	2.22	2.14 (7)	2.04	2.17
Net investment income (loss)	(0.11	)(5)	(0.32)	(0.28)	(0.53)	0.01	(0.75)

Portfolio Turnover Rate	99%		8%	14%	22%	47%	30%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended April 30, 2007 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.21% and 2.21%, respectively (Note 10).

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 27, 2007.

See Notes to Financial Statements.

12         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2007(2)		2006†	2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$13.31		$13.07	$12.17	$10.73	$9.16	$11.16

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)	(0.04)	(0.05)	(0.07)	(0.02)	(0.09)
Net realized and unrealized gain (loss)	1.38		2.72	1.87	1.51	1.59	(1.91)

Total Income (Loss) From Operations	1.38		2.68	1.82	1.44	1.57	(2.00)

Less Distributions From:
Net investment income	(0.08)		(0.07)	—	—	—	—
Net realized gains	(1.08)		(2.37)	(0.92)	—	—	—

Total Distributions	(1.16)		(2.44)	(0.92)	—	—	—

Net Asset Value, End of Period	$13.53		$13.31	$13.07	$12.17	$10.73	$9.16

Total Return(4)	11.03%		23.76%	15.47%	13.42%	17.14%	(17.92)%

Net Assets, End of Period (000s)	$62,006		$57,596	$53,097	$51,499	$53,177	$53,156

Ratios to Average Net Assets:
Gross expenses	2.24	%(5)(6)	2.26%	2.33%	2.31%	2.24%	2.22%
Net expenses	2.23	(5)(6)(7)	2.23 (7)	2.33	2.25 (7)	2.24	2.22
Net investment loss	(0.07	)(5)	(0.32)	(0.39)	(0.62)	(0.17)	(0.79)

Portfolio Turnover Rate	99%		8%	14%	22%	47%	30%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended April 30, 2007 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.20% and 2.20%, respectively (Note 10).

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 27, 2007.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Class I Shares(1)	2007(2)
Net Asset Value, Beginning of Period	$14.53

Income From Operations:
Net investment income	0.10
Net realized and unrealized gain	0.56

Total Income From Operations	0.66

Net Asset Value, End of Period	$15.19

Total Return(3)	4.54%

Net Assets, End of Period (000s)	$162,806

Ratios to Average Net Assets:
Expenses	0.89	%(4)
Net investment income	2.11	(4)

Portfolio Turnover Rate	99%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 29, 2006 (commencement of operations) to April 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

14         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Growth Fund) (the “Fund”), is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 13, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners World Funds, Inc., a Maryland corporation, registered under the Investment Company Act of 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the

16         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of April 30, 2007, there were $7,307 of deferred capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Asset Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”). Effective December 28, 2006, Brandywine replaced ClearBridge Advisors, LLC as the Fund’s subadviser.

Under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $ 1 billion	0.850%
Next $ 1 billion	0.825
Next $ 3 billion	0.800
Next $ 5 billion	0.775
Over $ 10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

During the six months ended April 30, 2007, the Fund was reimbursed for expenses amounting to $6,947.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2007, LMIS and its affiliates received sales charges of approximately $10,300 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$14,300	$1,300

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$432,715,697

Sales	292,613,122

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,373,528
Gross unrealized depreciation	(6,320,363)

Net unrealized appreciation	$24,053,165

18         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$173,218	$65,275	$18,726
Class B	105,437	21,175	6,300
Class C	297,917	67,275	10,150
Class I*	—	8	61

Total	$576,572	$153,733	$35,237

*	For the period December 29, 2006 (commencement of operations) to April 30, 2007.

5.	Distributions to Shareholders by Class

	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Net Investment Income
Class A	$1,867,096	$1,799,305
Class B	127,156	140,365
Class C	375,782	344,919

Total	$2,370,034	$2,284,589

Net Realized Gains
Class A	$9,696,285	$20,442,936
Class B	1,650,037	3,868,028
Class C	4,648,314	9,450,209

Total	$15,994,636	$33,761,173

6.	Shares of Beneficial Interest

At April 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 27, 2007, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represented an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	863,129	$12,689,284	1,028,401	$14,305,584
Shares issued on reinvestment	760,213	10,896,431	1,639,981	20,835,654
Shares repurchased	(1,151,224)	(16,963,937)	(2,501,668)	(34,348,045)

Net Increase	472,118	$6,621,778	166,714	$793,193

Class B
Shares sold	153,720	$2,095,365	238,625	$3,047,821
Shares issued on reinvestment	125,642	1,648,450	315,379	3,697,784
Shares repurchased	(343,355)	(4,665,201)	(674,613)	(8,640,639)

Net Decrease	(63,993)	$(921,386)	(120,609)	$(1,895,034)

Class C
Shares sold	607,958	$8,013,239	952,464	$11,889,270
Shares issued on reinvestment	381,179	4,844,941	825,051	9,401,060
Shares repurchased	(734,395)	(9,671,299)	(1,510,480)	(18,756,263)

Net Increase	254,742	$3,186,881	267,035	$2,534,067

Class I*
Shares sold	10,872,034	$157,635,424	—	—
Shares repurchased	(157,508)	(2,323,824)	—	—

Net Increase	10,714,526	$155,311,600	—	—

†	For the period December 29, 2006 (commencement of operations) to April 30, 2007.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the SBFM family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts

20         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act,

22         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by each Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by each Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

11.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes— an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements

Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24         Legg Mason Partners International All Cap Opportunity Fund 2007 Semi-Annual Report

Legg Mason Partners International All Cap Opportunity Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Brandywine Global Asset Management, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners International All Cap Opportunity Fund but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD01934 6/07	SR07-337

Legg Mason Partners International All Cap Opportunity Fund

The Fund is a separate investment fund of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS INTERNATIONAL ALL CAP OPPORTUNITY FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	Principal Accountant Fees and Services.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007